                                                                   EXHIBIT 10.41

                                                           DATED: March 14, 2000




THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.


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                                 eUNIVERSE, INC.

                          COMMON STOCK PURCHASE WARRANT
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         This certifies that, for good and valuable consideration, eUniverse, Inc., a Nevada corporation (the "Company"), grants to Salomon Grey Financial Corporation, or registered assigns (the "Warrantholder"), the right to subscribe for and purchase from the Company 40,000 validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at the purchase price per share of $9.375 (the "Exercise Price"), from time to time, prior to 5:00PM Eastern Standard Time on March 14, 2001 (the "Expiration Date"), all subject to the terms, conditions and adjustments herein set forth.

Certificate No. 2000-05.1

Number of Shares 40,000

Name of Warrantholder: Salomon Grey Financial Corporation

1. Duration and Exercise of Warrant; Limitation on Exercise; Payment of Taxes.

     1.1 Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, the Warrant may be exercised, in whole or in part, by the Warrantholder by:

     (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form (substantially in the form attached hereto at Exhibit "A") specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

     (b) the delivery of payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (or as provided in Section 1.2 below).

     1.2 Reserved.

     1.3 Limitations on Exercise. Notwithstanding anything to the contrary herein, this Warrant may be exercised only upon the delivery to the Company of any certificates, legal opinions, or other documents reasonably requested by the Company to satisfy the Company that the proposed exercise of this Warrant may be effected without registration under the Securities Act. The Warrantholder shall not be entitled to exercise this Warrant, or any part thereof, unless and until such certificates, legal opinions or other documents are reasonably acceptable to the Company.

     1.4 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within ten (10) Business Days after receipt of the Exercise Form and receipt of payment of the purchase price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

     1.5 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay all costs and expenses related to registration of ownership of the Warrant Shares, all income or other gains tax applicable to the issuance or sale of the Warrant Shares and any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

     1.6 Transfer of Warrant. Upon surrender of this Warrant to the Company with a duly executed assignment agreement (an "Assignment") and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such Assignment, and this Warrant shall promptly be canceled. Each Warrantholder agrees that prior to any proposed transfer of this Warrant, such Warrantholder shall give ten (10) days prior written notice to the Company of such Warrantholder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and, if requested by the Company, shall be accompanied by a written opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of this Warrant may be effected without registration under the Securities Act. In addition, the Warrantholder and the transferee shall execute any documentation reasonably required by the Company to ensure compliance with the Securities Act. The Warrantholder shall not be entitled to transfer this Warrant, or any part thereof, if such legal opinion is not acceptable to the Company or if such documentation is not provided. The term "Warrant" as used in this

Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

2. Restrictions on Transfer; Restrictive Legends.

     Except as otherwise permitted by this Section 2, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 1.6 or Section 4 herein shall) be stamped or otherwise imprinted with a legend in substantially the following form:

     THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

         Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     The shares represented by this certificate (the "Shares") have not been registered under the Securities Act of 1933 (the "Act") or the applicable securities laws of any other jurisdiction and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred other than (I) pursuant to an effective registration statement or an exemption therefrom under the Act and the applicable securities laws of any other jurisdiction, and (II) upon receipt by the Corporation of evidence satisfactory to it of compliance with the Act and the applicable securities laws of any other jurisdiction.

         Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, or (ii) the Warrantholder has delivered to the Company an opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.


3. Reservation and Registration of Shares.

     The Company covenants and agrees as follows:

     (a) all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid, and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issue thereof, other than taxes with respect to any transfer occurring contemporaneously with such issue;

     (b) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant; and

     (c) the Company will, from time to time, take all such action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then effective Exercise Price.

4. Loss or Destruction of Warrant.

         Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.


5. Ownership of Warrant.

         The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

6. Certain Adjustments.


6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

     (a) Stock Dividends. If at any time after the date of the issuance of this Warrant (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock, or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of Shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).

     (b) Combination of Stock. If the number of shares of Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).

     (c) Reorganization, etc. If any capital reorganization of the Company, any reclassification of the Common Stock, any consolidation of the Company with or merger of the Company into any other person, or any sale or lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant, the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.

         (d) Notwithstanding any other provision of this Section 6, no adjustment shall be made in any of the following cases:

                  (i) Upon the grant or exercise of stock options now or hereafter granted, or the issuance of shares of Common Stock, under any employee stock option or stock purchase plan now or hereafter authorized, to the extent that the aggregate number of shares of Common Stock which may be purchased pursuant to such options and issued under such employee stock purchase plan is less than or equal to 10 percent of the number of shares of Common Stock outstanding on January 1 of the year of the grant or exercise;

                  (ii) Issuance of shares of Common Stock upon the conversion of any of the Company's convertible or exchangeable securities;

                  (iii) Issuance of shares of Common Stock in connection with the acquisition by the Company or by any subsidiary of the Company of eighty percent (80%) or more of the assets of another corporation or entity, issuance of shares of Common Stock in connection with the acquisition by the Company or by any subsidiary of the Company of eighty percent (80%) or more of the voting shares of another corporation (including shares of Common Stock issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of eighty percent (80%) of such voting shares), issuance of shares of Common Stock in a merger of or share exchange by the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving or acquiring corporation, and issuance of shares of Common Stock upon the conversion of other securities issued in connection with any such acquisition or in any such merger or share exchange; or

                  (iv) Issuance of shares of Common Stock issued pursuant to this Warrant and pursuant to all stock options and warrants outstanding on the date hereof.

         (e) Fractional Shares. No fractional shares of Common Stock or scrip will be issued to any Warrantholder in connection with the exercise of this Warrant, no cash will be paid in lieu of fractional shares, and the total number of shares of Common Stock issued to the Warrantholder shall be rounded to the nearest whole number.

         (f) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

     6.2 Notice of Adjustments. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice setting forth such adjustment or adjustments.

     6.3 Notice of Extraordinary Corporate Events. In case the Company after the date hereof shall propose to (i) distribute any dividend (whether stock or cash or otherwise) to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options, or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), any sale, transfer or other disposition of all or substantially all of its property, assets and business, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to each Warrantholder notice of such proposed action, which notice shall specify the date on which (a) the books of the Company shall close, or (b) a record shall be taken for determining the holders of Common Stock entitled to receive such stock dividends or other distribution or such rights or options, or (c) such reclassification, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date, if any, as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action. Such notice shall be mailed in the case of any action covered by clause (i) or
(ii) above at least 10 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

     6.4 Effect of Failure to Notify. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to Sections 6.4 and 6.5 shall not affect the legality or validity of the adjustment to the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

7. Registration Rights.

     (a) If at any time after April 15, 2000, the Company proposes to register any of its Common Stock under the Securities Act in connection with a public offering of such securities solely for cash by registration on any form other than Form S-4 or S-8 or any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of such securities, whether or not for sale for its own account, it shall each such time give prompt written notice to all registered Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 7. Upon the written request of any such Holder (a "Requesting Holder") made as promptly as practicable and in any event within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended method of disposition), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Requesting Holders thereof to the extent required to permit the disposition of such Registrable Securities in accordance with the intended methods thereof described as aforesaid; provided, however, that prior to the effective date of the registration statement filed in connection with such registration, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, the Company shall so advise such Requesting Holder of such price, and such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement; provided further, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the registration expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     (b) At any time after one hundred and twenty (120) days from the date hereof, Warrantholder may request in writing that the Company effect the registration under the Securities Act of all or part of Warrantholder's Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder and the intended method of disposition). As promptly as practicable after receipt of any such notice, the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Requesting Holders thereof to the extent required to permit the disposition of such Registrable Securities in accordance with the intended methods thereof; provided, however, that prior to the effective date of the registration statement filed in connection with such registration, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, the Company shall so advise such Requesting Holder of such price, and such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement; provided further, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the registration expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     (c) If the managing underwriter of any underwritten offering under this
Section 7 shall inform the Company by letter that, in its opinion, the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, and the Company has so advised the Requesting Holders in writing, then the Company will include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, such Registrable Securities requested to be included in such registration pursuant to this Agreement, pro rata among such Requesting Holders on the basis of the estimated proceeds from the sale thereof and, third, all other securities proposed to be registered.

8. Obligations of the Company.

     In connection with the registration of the Registrable Securities as contemplated by Section 7, the Company shall:

     (a) prepare and file with the SEC a registration statement or statements or similar documents (the "Registration Statement") with respect to the securities to be sold by the Company together with the Registrable Securities to be sold by the Requesting Holders, and thereafter use its best efforts to cause the Registration Statement to become effective, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), in each case, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement for 180 days after such effective date;

     (c) furnish to each Holder whose Registrable Securities are included in the Registration Statement such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable securities owned by such Holder;

     (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as the Holders who hold a majority in interest of the Registrable Securities reasonably request, (ii) prepare and file in those jurisdictions all required amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times the

Registration Statement is in effect, and (iv) take all other actions necessary or advisable to enable the disposition of such securities in all such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 8(d);

     (e) (1) in the event of an underwritten offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, and (2) in the case of any non-underwritten offering, provide to broker-dealers participating in any distribution of Registrable Securities reasonable indemnification substantially similar to that provided by Section 11.1;

     (f) promptly notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

     (g) permit a single firm of counsel designated as selling stockholders' counsel by the Holders who hold a majority in interest of the Registrable Securities being sold to review a draft of the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

     (h) if Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement, at the request of the Holders who hold a majority in interest of the Registrable Securities being sold, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (1) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (2) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters;

     (i) make available for inspection by any Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement;

     (j) use its best efforts either to (1) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(2) secure designation of all the Registrable Securities covered by the Registration Statement as a Nasdaq "National Market Security" within the meaning of Rule 11Aa2-1 of the SEC and the quotation of the Registrable Securities on the Nasdaq National Market;

     (k) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

     (l) cooperate with the Holders who hold Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Holders may reasonably request; and

     (m) take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

9. Obligations of the Holders.

     9.1 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents and agreements in connection with such registration as the Company may reasonably request. At least ten days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder (the "Requested Information") if he elects to have any of his Registrable Securities included in the Registration Statement. If within three Business Days of the filing date the Company has not received the Requested Information from a Holder (a "Non-Responsive Holder"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Holders;

     9.2 Each Holder, by his acceptance of the Registrable Securities, agrees to cooperate with the Company in connection with the preparation and filing of any registration statement hereunder, unless, such Holder has decided not to participate;

     9.3 In the event of an underwritten offering, each Holder agrees to enter into and perform his obligations under an underwriting agreement, in usual and customary form, including without limitation customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Holder has decided not to participate;

     9.4 Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(f) herein, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(f) herein and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of such destruction) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

     9.5 No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay such Holder's pro rata portion of all underwriting discounts and commissions.

10. Expenses of Registration. Except as otherwise set forth herein, all expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications pursuant to Section 8, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one firm of counsel for the Holders shall be borne by the Company.

11. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     11.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder who holds such Registrable Securities, the directors, if any, of such Holder, the officers, if any, of such Holder, who sign the Registration Statement, each person, if any, who controls such Holder, any underwriter (as defined in the Securities Act) for the Holders, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each, an "Indemnified Holder") against any losses, claims, damages, expenses, liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the SEC), or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law. Subject to the restrictions set forth in Section 11.4 with respect to the number of legal counsel, the Company shall reimburse the Holders and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, whether or not such claim, investigation or proceeding is brought or initiated by the Company or a third party. If multiple claims are brought against an Indemnified Holder in an arbitration proceeding, and indemnification is permitted under applicable law and is provided for under this Section 11 with respect to at least one such claim, the Company agrees that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 11.1
(a) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Holder expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Holder and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 14.

     11.2 In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 11.1, the Company, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter (collectively and together with an Indemnified Holder, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and such Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 11.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, that the Holder shall be liable under this Section 11.2 for only that amount of a Claim as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

     11.3 The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

     11.4 Promptly after receipt by an Indemnified Party under this Section 11 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 11, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the Indemnified Party, representation of such Indemnified Party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Holders; such legal counsel shall be selected by the Holders holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 11, except to the extent that such failure to notify results in the forfeiture by the indemnifying party of substantive rights or defenses. The indemnification required by this Section 11 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

12. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 11 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 11, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

13. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities

Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities without registration.

14. Assignment of Registration Rights. The right to have the Company register Registrable Securities pursuant to this Warrant may be assigned by the Holders, upon prior (or as soon as practicable) written notice to the Company, to transferees or assignees of this Warrant or such Registrable Securities, provided that immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee would be subject to restrictions under the Securities Act. The term "Holders" as used herein shall include permitted assignees and transferees.

15. Amendments. Any provision of this Warrant (including registration rights) may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 15 shall be binding upon each Holder and the Company.

16. Expiration of the Warrant. Except with respect to Sections 11, 12, and 13, the obligations of the Company pursuant to this Warrant shall terminate on the Expiration Date.

17. Definitions.

     As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     Book Value: per share of Common Stock as of any date herein shall mean the Consolidated Net Worth of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock outstanding as of such date.

     Business Day: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of Connecticut.

     Claims: the meaning specified in Section 11.1.

     Common Stock: the meaning specified on the cover of this Warrant.

     Company: the meaning specified on the cover of this Warrant.

     Consolidated Net Worth: as of any date herein specified, the total consolidated assets of the Company and its Subsidiaries minus the total consolidated liabilities of the Company and its Subsidiaries (exclusive of any liabilities associated with the Warrant) as determined from the consolidated balance sheet of the Company and its Subsidiaries from the most recent fiscal quarter, which consolidated balance sheet shall be prepared in accordance with generally accepted accounting principles, shall be in reasonable detail, and shall be certified as complete and correct by the chief financial or accounting officer of the Company.

     Exchange Act: the meaning specified in Section 11.1 or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to a comparable section, if any, of any such similar Federal statute.

     Exercise Form: an Exercise Form in the form annexed hereto as Exhibit A.

     Exercise Price: the meaning specified on the cover of this Warrant.

     Expiration Date: the meaning specified on the cover of this Warrant.

     Holder(s): holder(s) of Registrable Securities.

     Indemnified Holder: the meaning specified in Section 11.1 herein.

     Indemnified Party: the meaning specified in Section 11.2 herein.

     Inspectors: the meaning specified in Section 8(i) herein.

     Non-Responsive Holder: the meaning specified in Section 9.2 herein.

     Registrable Securities: (i) the Warrant Shares and other securities issued or issuable upon exercise of the Warrants and (ii) any securities issued or issuable with respect to any Common Stock or other securities referred to in subdivision (i) by way of stock dividend or stock split or in connection with a combination or other reorganization or otherwise.

     Registration Statement: the meaning specified in Section 8(a) herein.

     Requested Information: the meaning specified in Section 9.1 herein.

     Requesting Holder: the meaning specified in Section 7 herein.

     Rule 144: the meaning specified in Section 13 herein.

     SEC: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

     Securities Act: the meaning specified on the cover of this Warrant, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such similar Federal statute.

     Subsidiary: any corporation or association (a) more than 50% (by number of votes) owned by the Company by one or more of its Subsidiaries, or any other business entity in which the Company or one or more of its Subsidiaries owns more than a 50% interest in either the capital or profits of such business entity, or (b) whose net earnings or portions thereof are consolidated with the net earnings of the Company and are recorded in the books of the Company for financial reporting purposes in accordance with generally accepted accounting principles.

     Violation:  the meaning specified in Section 11.1 herein.

     Warrantholder:  the meaning specified on the cover of this Warrant.

     Warrant Shares:  the meaning specified on the cover of this Warrant.

18. Miscellaneous.

     18.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

     18.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     18.3 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

     18.4 Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     18.5 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

     18.6 Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

(a)      if to the Company, addressed to:

             101 North Plains Industrial Road
             Wallingford, CT 06492
             Attention: President

(b) if to the Warrantholder, addressed to: Salomon Grey Financial Corporation at the address of such Warrantholder appearing on the books of the Company.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

     18.7 Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

     18.8 Governing Law. This Warrant shall be deemed to be a contract made under the laws of Connecticut and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

     18.9 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

         eUNIVERSE, INC.



         By: /s/ William R. Wagner
            --------------------------------
               Name: William R. Wagner
               Its:  Vice President and Chief Financial Officer

         Date:  March 14, 2000